UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 29, 2009

DUANE READE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-13843	05-0599589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 NINTH AVENUE NEW YORK, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 273-5700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2009, Duane Reade Holdings, Inc. issued a press release announcing its financial results for the second quarter ended June 27, 2009. The press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1 – Press Release, dated July 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 29, 2009

DUANE READE HOLDINGS, INC.

By:	/s/ John K. Henry
Name:	John K. Henry
Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 99.1	Press Release, dated July 29, 2009.